EXHIBIT 99.1

NAREIT June 2004 NAREIT - November 2004

Topics 1. Third quarter highlights Operations Portfolio management activity Balance sheet 2. Aimco Capital 3. Redevelopment 4. Fourth quarter

Third quarter highlights - FFO as expected FFO meets guidance (on a comparable basis) and exceeds guidance including transactional results FFO and AFFO PER SHARE RESULTS FFO as reported (in accordance with NAREIT definition) $0.78 Addback: Redemption related preferred stock issuance 0.02 Impairment loss on real estate assets sold or held for sale (NAREIT definition) 0.09 FFO before impairment and Topic D-42 Charges $0.89 Adjust for transactional net gains and storm-related charges Land sale gain (0.32) Redemption premium on Class N 0.01 Debt charges (including prepayment penalties) 0.02 0.07 FFO after transactional net gains and storm-related charges $0.67 FFO before impairment and Topic D-42 Charges $0.89 Less capital replacements (0.23) AFFO as reported $0.66 Subtract: Adjust for transactional net gains and storm- related charges, net of rounding (0.21) AFFO after transactional net gains and storm-related charges $0.45 costs (Topic D-42); (Classes N & O) Hurricane/storm charges

Third quarter results - Operations progressing First sequential increase in Same Store NOI since 2Q03, marking progress in turnaround +2.2%* sequential increase in Same Store NOI In line with NOI guidance of +1.5 to 2.5% Driven by revenue: Up 3.9% sequentially, or $10 million. Well above peer average of +0.8% 90% of markets had revenue growth Occupancy up 500 bp sequentially; peers up 0.4% sequentially Pricing up with 3.4% increase in renewal rent rates; 2.3% increase in new leases compared with 3Q03 Resident quality standards maintained Approved applications up 52% over 3Q03 *Same Store NOI as adjusted for the effect of the uninsured storm costs

Third quarter results - Operations progressing Opportunity on expense side Third quarter expenses: Cost per move-in higher than expected by approximately $100 due to "peakload" activity Contract services required to meet 29,000 turns Payroll expenses reflected increased leasing activity Repairs and maintenance expenses reflected interior and physical appearance improvements Fourth quarter implications: Expense savings projected at approximately 2.5 cents to come primarily from lower resident acquisition costs, including payroll and maintenance Focus going forward on managing resident acquisition costs and re- evaluating appropriate staffing consistent with activity

Third quarter results - Accretive portfolio management activity 3Q04 Activity Sales Acquisitions Gross price ($mm) 582 $ 128 $ Number of units 5,149 812 Average cap rate 4.5% 6.7% Average monthly rent 856 $ 1,372 $ Sold 22 properties at average 4.5% cap rate; Acquired 4 properties in most desirable markets at 6.7% Significant third quarter acquisitions: The Tempo high-rise on W. 73rd. One of two NY acquisitions in the quarter. Aimco now has 476 units for $130 mm in NY, all acquired since 1Q03 Bay Parc Plaza, a 471-unit high-rise on Biscayne Bay in Miami purchased for $64 mm Talbot Woods, a 121-unit garden-style community in Middleboro, MA purchased for $10 mm

Accretive portfolio management activity Successful portfolio management activity builds Net Asset Value Portfolio strategy Sales Acquisitions Los Angeles* Gross price ($mm) 325 $ 361 $ Price/unit 254,000 $ 319,000 $ Average age 17 New Average rent 1,350 2,550 $ Miami** Gross price ($mm) 140 $ 121 $ Price/unit 200,000 $ 146,000 $ Average age 16 4-5 years Waterfront no yes Average rent 1,250 $ 1,550 $ ** Purchases of Yacht Club and Bay Parc Plaza *Acquisitions include Palazzo acquired in January and Palazzo East to close next year.

Accretive portfolio management activity - SOLD ACQUIRED Bay Club Bay Parc Yacht Club Miami

Portfolio management activity Strategy unchanged Focus on core properties in selected markets. Hold these properties for the long-term and reinvest in these properties to enhance portfolio value Reduce active markets to approximately 40 by selling non-core properties and reinvest sales proceeds for higher returns through acquisitions and redevelopment or use proceeds to reduce debt Sell remaining non-core properties, approximately 230 properties with 55,000 units, over next three years Since 1Q01, we have sold approximately 56,000 units Sell core properties only to take advantage of unique market pricing, such as to condo converters at above replacement value

Third quarter results - Balance sheet improving safety and liquidity Debt reduced by $376 million Property debt down $166 million primarily as a result of core property sales Corporate debt down $210 million Net debt as percent of enterprise value was 52% at end 3Q04 versus 56% at end 2Q04 Corporate debt modification Lower interest rate spread, extended maturity dates and better operating and financial flexibility 120 bp savings lead to estimated interest rate savings of $6 million in 2005 Flexibility from 95% v. 90% dividend to FFO payout ratio; 80% of asset net sale proceeds can be applied to common stock repurchases Preferred stock transactions reduce cost $236 million in preferred shares redeemed or exchanged reducing average rate from 9.0% to 8.1% Preferred dividend savings $1.9 million in 2005

Redevelopment - 33 projects at various stages 6 major conventional 16 moderate size conventional (i.e., upgrades completed as units turn) 11 Affordable tax credit (funded by third party tax credit equity of tax exempt debt) Occupancy gains in 3Q04 at 5 major projects in lease up add $3 million to NOI, annualized The Ashford in Atlanta 99% occupied, up from 90% Glenbridge Manors in Cincinnati 98% occupied, up from 89% Reflections in Indianapolis 98% occupied, up from 91% Plainview in Louisville 98% occupied, up from 89% Flamingo in South Beach 71% occupied, up from 65%

Redevelopment - Clubhouse at The Ashford, a 221- unit property in Atlanta Belmont Place, a 326-unit project in suburban Atlanta. Construction on schedule for mid-2005 completion Franklin Oaks in Nashville with 468 units. In-house recording studio part of redevelopment, a unique and widely publicized amenity

Aimco Capital - Affordable occupancy 94%; rents $637 and expect to remain consistent. 3Q property NOI $23 million Aimco Capital FCF $26 million Property management revenue net of expenses $4.7 million Fee and Asset Management - Strong 120+ transactions YTD Activity fee and asset management revenue $24 million YTD; expect $30 million for year Strong transaction pipeline for 2005 Property Operations - Stable NOI despite asset sales

Fourth quarter - Full year FFO range $2.75 - $2.79; AFFO $2.23 - $2.27 Fourth quarter assumptions NOI up sequentially 3.5% - 5.0% Acquisitions and LP tender $40 - $160 million; dispositions $200 - $300 million, including core property sales, with net cash proceeds of $75 - $125 million Third quarter FFO (adj for transaction and storm charges) 0.67 $ 4% Increase in Same Store NOI - Revenue, realizing increased occupancy for a full quarter 0.025 - Expense savings from lower turnover 0.025 Property Mgt and Activity Based Fees 0.01 GP loan interest income (0.01) FFO before Class D redemption and loan modification charges 0.72 Class D redemption and loan modification charges (0.02) Fourth quarter FFO guidance mid-point 0.70 $ Capital replacements (0.16) Addback preferred stock charge 0.01 AFFO 0.55 $

Fourth quarter and full year - Full year 2004 sources and uses SOURCES $ millions AFFO 210 $ Sales proceeds 470 Refinancing proceeds 150 Preferred stock proceeds 278 GE JV proceeds (carryover from 4Q03) 117 NET SOURCES 1,225 $ USES Principal amortization and debt maturities 156 Preferred stock redemptions 297 Common dividend, OP and dilutive preferred 262 Redevelopment and capital improvements 166 Acquisitions and tenders, net cash 320 NET USES 1,201 $

This Presentation Contains Forward-looking Statements This presentation contains forward-looking statements, including statements regarding future results. These statements are subject to certain risks and uncertainties, including but not limited to Aimco's ability to maintain occupancy, maintain and increase rental rates, lease-up redevelopment and acquisition properties and generate fee income as projected. Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond Aimco's control. These factors are described in Aimco's filings with the Securities and Exchange Commission, including Aimco's Annual Report on Form 10-K . These forward-looking statements reflect management's judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances.